Exhibit 10.32

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

LOAN PROGRAM AGREEMENT

THIS LOAN PROGRAM AGREEMENT (the “Agreement”) is made and entered into as of this 6th day of May, 2015 (“Effective Date”), by and between CROSS RIVER BANK, a federally insured New Jersey state-chartered bank with its home office at 885 Teaneck Road, Teaneck, New Jersey, 07666 (hereinafter referred to as “Bank”) and loanDepot.com. LLC, with an office at 26642 Towne Centre Drive, Foothill Ranch, California 92610 (hereinafter referred to as “Company”).

RECITALS

WHEREAS, Bank is a New Jersey state-chartered bank authorized to engage in the business of making loans throughout the United States;

WHEREAS, Bank desires to have Company perform, on Bank’s behalf, certain marketing and administrative services in connection with the Bank’s origination of certain loans;

WHEREAS, Company desires to perform certain marketing and other administrative services, in connection with Bank’s origination of certain loans; and

WHEREAS, the Parties desire to enter into this Agreement for the purpose of setting forth the terms and conditions that will govern the marketing and administrative services to be provided by Company in connection with the Loans (as defined below) and compensation payable from Bank to Company in exchange for such services;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions, representations and warranties, and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged, Bank and Company mutually agree as follows:

ARTICLE I. DEFINITIONS AND CONSTRUCTION

Section 1.1 Definitions. In addition to definitions provided for other terms elsewhere in this Agreement and except as otherwise specifically indicated, the following terms shall have the indicated meanings.

“ACH” means automated clearing house.

“Advertising Materials” means all materials and methods used by Company in the performance of its marketing services under this Agreement, including, without limitation, advertisements, direct mail pieces, brochures, website materials and any other similar materials.

“Affiliate” of a person means a person in Control of that person, a person Controlled by that person or a person under common Control with that person.

“Aggregate Security Balances” means the sum of the Security Balances under each Loan Sale Agreement.

“Applicant” means a prospective Borrower.

“Application” means the paper document or electronic application by which an Applicant applies for a Loan.

“Bank Program Expenses” means the reasonable costs and expenses (except with respect to any fees and expenses incurred in connection with Section 10.1 hereof) incurred by the Bank in connection with the Bank’s performance under this Agreement, including legal fees and expenses,; provided that Bank has provided no less than five (5) Business Days prior written notice to Company prior to incurring any such costs and/or expenses.

“Bank Program Fees” means the fees paid to the Bank in amount not less than the amounts set forth in Schedule 1 hereto.

“Borrowers” mean those Applicants and other Persons who are obligors with respect to the Loans.

“Business Day” means any day, other than: (i) a Saturday or Sunday, (ii) a day on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed, or (iii) any other day on which commercial banking or Federal institutions in New York, New York and/or Wilmington, Delaware are authorized or obligated by law or executive order to be closed.

“Company Platform” means the technology, including all computer software, proprietary system information, know-how, and other technology and information, together with all related documentation developed and owned or licensed by Company in connection with the Program, including the website administered by Company, and any and all future versions thereof, and any and all enhancements, upgrades, modifications and improvements thereto and derivative works thereof and all Intellectual Property Rights therein. For avoidance of doubt, the Company Platform does not include the specific duties performed by Company on behalf of Bank and as its agent.

“Control” means the ownership or power to vote fifty percent (50%) or more of the outstanding ownership or voting interests of a person.

“Eligible Loan” means a Loan originated and funded by Bank that meets all of the eligibility criteria set forth on Schedule 2 hereto.

“FDIC” means the Federal Deposit Insurance Corporation.

“Funding Limit” means, on any given day, an amount equal to the Aggregate Security Balances.

“Intellectual Property Rights” shall mean any invention, whether patentable or otherwise, copyright, Marks, trade secret or patent rights and any United States or foreign registrations or letters patent or applications for any of the foregoing including any renewals, extensions, divisionals, continuations, continuations-in-part or reissues thereof and any reexamination certificates relating thereto. It is understood that Intellectual Property Rights belonging to Company shall not include any Marks of the Bank.

“Loan Documents” mean, collectively, with respect to any Loan, the Promissory Note, Application and any other documents signed by Borrowers in connection with a Loan.

“Loan” means a loan made by Bank to a Borrower pursuant to this Agreement.

“Loan Funding Date” means the date on which the Bank funds a Loan to a Borrower in accordance with terms of this Agreement.

“Loan Products” means the Bank’s closed-end, unsecured loan products that meet the Program Terms and are made available to Applicants by Bank under the Program.

“Loan Sale Agreement” means each certain Loan Sale Agreement between Bank and the applicable Purchaser and collectively all such agreements are referred to herein as the “Loan Sale Agreements”.

“Marks” means the trademarks including registered and common law trademarks, trade names, service marks, logos, domain names and designations.

“Origination Fee” means the applicable origination fee charged to each Borrower for a Loan, as set forth in Exhibit A.

“Party” means either Company or Bank and “Parties” means Company and Bank.

“Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity, or other entity of similar nature.

“Program” means the lending program for which Company provides marketing and administrative services to Bank in connection with the Loans and Bank originates and funds such Loans pursuant to this Agreement, the Program Guidelines and the Program Terms.

“Program Guidelines” means those guidelines established by Bank for the administration of the Program, as they may be modified from time to time by the Bank in its reasonable discretion, as provided in Section 2.3. The Program Guidelines include, without limitation, the Program Terms, as set forth on Exhibit A attached hereto, and the Underwriting Requirements, as set forth on Exhibit B attached hereto.

“Program Materials” means all Loan Documents and all other documents, materials and methods used in connection with the performance of the Parties’ obligations under this Agreement, including without limitation the promissory notes, Applications, disclosures required by the Rules applicable to an FDIC-insured, New Jersey state-chartered commercial bank, collection materials, and the like, but excluding Advertising Materials.

“Program Start Date” means the first day upon which Bank funds a Loan under this Agreement.

“Promissory Note” means the document containing the terms and conditions of a Loan including all disclosures required by Applicable Laws.

“Purchaser” means the applicable entity that is a purchaser of Loans under a Loan Sale Agreement.

“Reconstitution Date” has the meaning given to such term in Section 10.20 of this Agreement.

“Regulation AB” means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission in the adopting release (Asset-Backed Securities, Securities Act Release Nos. 33–9638; 34–72982; File No. S7–08–10, Fed. Reg. Vol. 79, No.185 (September 24, 2014) or by the staff of the Securities and Exchange Commission, or as may be provided by the Securities and Exchange Commission or its staff from time to time.

“Regulatory Authorities” means the Office of the New Jersey Division of Banking & Insurance, the FDIC, the Consumer Financial Protection Bureau, and any local, state or federal regulatory authority that currently has, or may in the future have, jurisdiction or exercising regulatory or similar oversight with respect to Bank, Company or Third Party Service Providers (except that nothing herein shall be deemed to constitute an acknowledgement by Bank that any Regulatory Authority other than the New Jersey Division of Banking and the FDIC has jurisdiction or exercises regulatory or similar oversight with respect to Bank).

“Rules” means all local, state, and federal statutes or ordinances applicable to the acts of, as applicable, Bank, Company, or a Third Party Service Provider as they relate to the Program or a Party’s performance of its obligations under this Agreement; any order, decision, injunction or similar pronouncement of any court, tribunal, or arbitration panel issued with respect to, as applicable, Bank, Company or a Third Party Service Provider in connection with this Agreement; and any regulations, policy statements, and any similar pronouncement of a Regulatory Authority pertaining to, as applicable, the acts of Bank, Company or a Third Party Service Provider as they relate to the Program or a Party’s performance of its obligations under this Agreement.

“Securitization Transaction” has the meaning given to such term in Section 10.20 of this Agreement.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

“Termination Fee” means [***].

“Third Party Service Provider” means any contractor or service provider retained by Bank or Company, or retained by any party directly or indirectly retained by Bank or Company, who provides or renders services in connection with the Program.

“Underwriting Requirements” means the underwriting requirements of Bank as set forth in the Program Guidelines to be applied by Company in reviewing all Applications on behalf of Bank.

“Unpaid Bank Program Fees” means any Bank Program Fees that Bank has not received from a Purchaser in connection with the sale of a Loan under a Loan Sale Agreement.

“Whole Loan Transfers” has the meaning given to such term in Section 10.20 of this Agreement.

Section 1.2 Construction. Unless the context otherwise clearly indicates:

a) Words used in the singular include the plural and words in the plural include the singular;

b) All references to the masculine gender shall include the feminine gender (and vice versa);

c) All references to “include,” “includes,” or “including” shall be deemed to be followed by the words “without limitation”;

d) References to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation;

e) References to “dollars” or “$” shall be to United States dollars unless otherwise specified herein; and

f) Unless otherwise specified, all references to days, months, or years shall be deemed to be proceeded by the word “calendar”.

ARTICLE II. GENERAL PROGRAM DESCRIPTION

Section 2.1 General Description; Appointment of Company. The Parties agree that, in accordance with the Program Guidelines and Program Terms, the Program shall consist of the marketing and administrative services provided by Company, on Bank’s behalf, and the origination and funding of Loans by Bank. The duties of the Parties in connection with the Program shall be as set forth in the terms of this Agreement. Bank hereby appoints Company as its agent, and Company accepts such appointment, to discharge Bank’s duties and obligations with respect to each Application and Loan concerning applicable consumer, credit reporting, anti-money laundering and terrorist financing laws, and loan servicing with full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such appointment, including the power and authority to do or cause to be done any and all things that Company may reasonably deem necessary or desirable in connection with the rendering of such duties and obligations hereunder. This appointment as agent will expire automatically upon the termination of this Agreement.

Section 2.2 Program Terms. Bank’s pricing schedule and certain other loan terms and conditions (collectively, “Program Terms”) are set forth on Exhibit A and shall apply to all Loans.

Section 2.3 Program Modifications. Bank may change the Program Terms or the Program Guidelines in its reasonable discretion, upon not less than 10 days prior written notice to Company, provided that the foregoing prior notice shall not be required in the event such modification is: (i) the result of a change in the Rules or by request of a Regulatory Authority; and (ii) the Rules or the Regulatory Authority requires the modification to occur prior to the expiration of the 10-day notice period. In addition, Company may recommend modifications to the Program terms and/or Program Guidelines for the improvement of the Program for Bank’s approval, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, in the event Bank requires any modification to the Program Terms or Program Guidelines that requires modifications to Company Platform, Bank agrees to use reasonable efforts to provide Company with adequate time as may be necessary for Company to implement such changes.

Section 2.4 Non-exclusivity. This Agreement does not prohibit the Company, or any Affiliate thereof, from entering into a contract with a Person that establishes a program to originate loans that are substantially similar to the Loans in a manner that is substantially similar to and/or competing with the Program (a “Competing Program”). Notwithstanding the foregoing, if Company and/or its Affiliates, during the Term, enter into a Competing Program, then, in addition to any fees payable pursuant to Section 5 herein, Company shall be responsible to pay to Bank an amount equal to 0.10% of the principal loan amounts generated by means of its participation with a Competing Program, on a monthly basis. In connection therewith, to the extent permitted by Applicable Laws, Company shall permit the Bank, or its representatives to have reasonable access to books and records of Company regarding loans generated through the Competing Program.

ARTICLE III. DUTIES OF COMPANY AND BANK

Section 3.1 Duties and Responsibilities of Company. Company shall perform and discharge the following duties and responsibilities in connection with the Program:

(a) Company shall be responsible for the marketing of Bank’s Loan Products on behalf of Bank to consumers through use of the approved Advertising Materials and Program Materials. Bank agrees that Company’s marketing efforts may include the use of radio, television, internet and print advertising. In marketing Bank’s Loan Products, Company shall at all times and in all material respects comply with applicable Rules.

(b) Company shall comply with the Underwriting Requirements and shall comply in all material respects with the other Program Guidelines in connection with its duties hereunder. Company shall ensure that each Loan originated and funded by Bank is an Eligible Loan.

(c) Company shall process Applications on Bank’s behalf from Applicants submitted to Bank on an Application form that is provided by or otherwise approved by Bank. Company shall provide reasonable assistance to each prospective Applicant in completing an Application. Company shall forward all completed Applications that satisfy Bank’s Underwriting Requirements as set forth in the Program Guidelines to Bank (or its designated loan processing agent) electronically, by telephone, or by other appropriate means agreeable to both Parties. No Application shall be approved unless it complies with the Program Guidelines and all Applications shall be deemed not approved to the extent that they do not comply with the Program Guidelines; it being understood that compliance with the Program Guidelines shall be the duty of Company. The Bank shall have the right to review and audit Applications to ensure compliance with the Program Guidelines.

(d) Company shall take, on the Bank’s behalf, appropriate measures to verify the identity of all Applicants consistent with the Rules and any policies or procedures of Bank provided to Company, as they may be modified from time to time. Company shall take such further steps as may be deemed reasonably necessary by Bank to prevent fraud in connection with the Program.

(e) Company shall provide, on Bank’s behalf, an appropriate completed adverse action notice to any Applicant whose Application for a Loan is rejected by Bank.

(f) Company shall on Bank’s behalf, (A) electronically or otherwise deliver a copy of the Promissory Note to the Borrower; (B) obtain from the Borrower the executed Promissory Note; and (C) deliver a copy of the Bank’s privacy policy, as provided to Company by Bank, to the Borrower.

(g) Company shall maintain and retain on behalf of Bank all original Applications and copies of all adverse action notices and other documents relating to rejected Applications for the period required by the Rules. Company shall further maintain originals or copies, as applicable, of all Loan Documents and any other documents provided to or received from Borrowers for the period required by the Rules.

(i) Company, or its designated agent, shall perform for Bank all post-funding servicing of the Loans held by Bank, including customer service and collection functions in accordance with Company’s or its designated agent’s ordinary and customary practices and the applicable Rules, including, as applicable, the federal Fair Debt Collections Practices Act and any similar applicable state statutes.

(j) Company shall provide to Bank data submissions and reports reasonably required by Bank to maintain effective internal controls and monitor results under this Agreement or to comply with any applicable Rules. As of the Effective Date, the data submissions and reporting required by this subsection 3(j) shall consist of those reports set forth in Schedule 3.1(j).

(k) Company shall provide Bank and Regulatory Authorities with reasonable access to Company’s offices, to the books and records of Company (to the extent such books and records pertain to the Loans), to the officers, employees and accountants of Company, and to all computer files containing the Loan Documents, all for the same purposes of ensuring that Company is following all Program Guidelines and is adhering to all applicable Rules. Such access shall include permission to maintain employees or agents of Bank, at Bank’s expense, on the premises of Company during regular business hours to audit Company’s books and records pertaining to the Program.

(l) Company shall deliver to Bank annual financial statements audited by an independent accounting firm reasonably acceptable to the Bank, which shall be at Company’s sole cost and expense, within one hundred twenty (120) days after the end of each calendar year.

(m) Company shall deliver the Bank quarterly financial statements compiled by Company and certified as accurate by the Chief Financial Officer of Company, within sixty (60) days after the end of each quarter.

(n) Within the first 90 days from the Commencement Date, and on an annual basis thereafter, Company shall cause an audit to be conducted of Company’s compliance with this Agreement, including, without limitation, ensuring that Company’s performance of its duties comply with the Program Guidelines. Such audit shall be performed by a firm mutually acceptable to Bank and Company and shall be at Company’s sole cost and expense.

(o) Company shall cause the audit required under subsection 3(n) above and other reports as are contained on Schedule 3.1(o) hereto to be delivered to Bank.

Section 3.2 Duties and Responsibilities of Bank. Bank shall perform and discharge the following duties and responsibilities in connection with the Program:

(a) Bank shall establish and deliver the initial Program Guidelines to Company and Bank shall provide Company with any modifications to the Program Guidelines that Bank may make from time to time in accordance with Section 2.3.

(b) Bank shall establish such controls as may be reasonably necessary, but not less than those controls required by any Regulatory Authorities and the Rules, to adequately control, monitor and supervise the operation of the Program and those duties performed by Company on Bank’s behalf, including without limitation, the approval of each Application.

(c) Bank shall manage the Program in a good faith effort, employing at least the same degree of care, skill and attention that Bank devotes to the management of its other programs and assets; provided, however, that Bank’s management of the Program shall not less than the standards required by any Regulatory Authorities and the applicable Rules.

(d) Bank hereby approves each Loan that, based upon the information provided by Applicants to Bank through Company and such other information as obtained by Company at the direction of Bank, meets the criteria, including the Underwriting Requirements, set forth in the Program Guidelines.

(e) Commencing on the Program Start Date, Bank shall fund all Loans in the manner set out in the Program Guidelines.

Section 3.3 Conditions Precedent to the Obligations of Bank and Company.

(a) The obligations of Bank in this Agreement are subject to the satisfaction of the following conditions precedent on or prior to Bank’s funding of a Loan:

(i) Each Application shall meet the standards set forth in the approved Program Guidelines then in effect;

(ii) No action or proceeding shall have been instituted or threatened against Company or Bank to prevent or restrain the consummation of the funding of the Loan and there shall be no injunction, decree, or similar restraint preventing or restraining such funding;

(iii) The representations and warranties of Company set forth in this Agreement shall be true and correct in all material respects as though made on and as of such date;

(iv) The obligations of Company set forth in this Agreement to be performed on or before each date that an Application is funded shall have been performed in all material respects as of such date by Company.

(v) There is no default continuing after any applicable notice and grace period under the applicable Loan Sale Agreement and such Loan Sale Agreement has not been terminated by the parties thereto.

Notwithstanding the foregoing, on any given day, Bank shall have no obligation to fund any Loans in excess of the Funding Limit.

(b) The obligations of Company in this Agreement are subject to the satisfaction of the following conditions precedent:

(i) No action or proceeding shall have been instituted or threatened against Company or Bank to prevent or restrain the consummation of the transactions contemplated hereby and there shall be no injunction, decree, or similar restraint preventing or restraining such consummation;

(ii) The representations and warranties of Bank set forth in this Agreement shall be true and correct in all material respects as though made on and as of such date;

(iii) The obligations of Bank set forth in this Agreement to be performed on or before each date that a Loan is funded shall have been performed in all material respects as of such date by Bank; and

(iv) There is no default continuing after any applicable notice and grace period under the applicable Loan Sale Agreement and such Loan Sale Agreement has not been terminated by the parties thereto.

ARTICLE IV. TRADE NAMES, ACCOUNTING SYSTEM; ADVERTISING AND

PROGRAM MATERIALS; COMPANY INTELLECTUAL PROPERTY; PROGRAM

MANAGERS

Section 4.1 Trade Names and Trademarks. Company shall have no authority to use any Marks, including trade names, trademarks or service marks, of Bank except by means of approved Program Materials or Advertising Materials or as otherwise approved hereunder or in writing by Bank. Bank acknowledges that approved Program Materials or Advertising Materials may contain Marks, including trade names, trademarks or service marks, of Company, and Bank shall have no authority to use any such Marks, including trade names or marks separate and apart from their use in connection with the Program, including the Program Materials or Advertising Materials or as otherwise approved hereunder or in writing by Company. The Parties shall use Program Materials and Advertising Materials only for the purpose of implementing the provisions of this Agreement and shall not use Program Materials or Advertising Materials in any manner that would violate the Rules applicable to an FDIC-insured, New Jersey state-chartered commercial bank or any provision of the Program Guidelines. Each Party’s right to use the Marks of the other Party shall immediately and automatically terminate upon termination of this Agreement.

Section 4.2 Accounting System. Company shall establish and maintain, at its sole cost and expense, a comprehensive accounting and tracking system (or systems) to accurately and immediately reflect all Applications, Loans and related information regarding the Program to satisfy the information requirements of Bank, Regulatory Authorities and Bank’s internal and external auditors, each as communicated to Company by Bank in writing. The system (or systems) shall provide Bank with access to copies of all documentation received from Applicants and Borrowers, including the information needed for Bank to underwrite and approve Loans pursuant to the Program Guidelines. Company further agrees that the information reporting features, integrity and security of the system (or systems) shall operate to the reasonable satisfaction of Bank, Regulatory Authorities and Bank’s internal and external auditors, each as communicated to Company by Bank in writing. Company further agrees that the system (or systems) shall provide such daily settlement reports, including reports noting the Applications ready for underwriting and a summary report of Applications to be funded by Bank.

Section 4.3 Advertising and Program Materials.

(a) Company duties shall include the preparation of the Advertising Materials and the Program Materials to be used in connection with the Program, which shall comply in all material respects with the Rules applicable to an FDIC-insured, New Jersey state-chartered commercial bank and the Program Guidelines.

(b) OMITTED.

(c) Company shall make available for Bank’s prior review and approval all new or modified Advertising Materials and Program Materials proposed by Company. Bank shall have the option, within three (3) Business Days of receipt, to review and approve or reject any new or modified materials. New or modified materials will be considered approved and authorized by Bank once such approval and authorization is clearly communicated by Bank in writing.

(d) Bank may at any time with written notice to Company retract or modify any approval previously given by it with respect to any Advertising Materials and Program Materials if Bank reasonably determines that such action is required to remain in compliance with the Rules or upon request of a Regulatory Authority for the safe and sound operation of the Program.

(e) After approval and subject to Bank’s right to retract or modify any approval previously given as described in Section 4.3(d), Company may use any Advertising Materials and Program Materials, and need not seek further approval for use of such materials unless there is a substantive change in the materials. In the event of a substantive change, Company shall submit such materials to Bank for review and approval in accordance with Section 4.3(c).

(f) Bank hereby provides Company with a non-exclusive right and non-assignable license to use and reproduce Bank’s Marks as necessary to perform its obligations under this Agreement; provided, however, that (i) Company shall obtain Bank’s prior written approval for the use of Bank’s Marks and such use shall at all times comply with written instructions provided by Bank regarding the use of its Marks; and (ii) Company acknowledges that it shall acquire no interest in Bank’s Marks, except as provided in Section 4.1 and this Section 4.3(f). Upon termination of this Agreement, Company shall cease using Bank’s Marks. Neither Party may use the other Party’s Marks in any press release without the prior written consent of the other Party.

Section 4.4 Company Intellectual Property. Company shall retain sole and exclusive right, title, and interest to all Intellectual Property Rights, Company Marks, its website(s), the Company Platform, the technology related thereto, including all aspects of the website(s)’ content, the Advertising Materials (except for the Bank Marks contained therein), and the services and processes performed by Company under the Program. This Agreement does not transfer any Intellectual Property Rights between Company and Bank.

Section 4.5 Program Managers. Company and Bank shall each designate a respective principal contact (“Program Manager”) to facilitate day-to-day operations and resolve issues that may arise with respect to the Program. If the Program Managers are unable to reach agreement, then the dispute will be referred to the President of Bank and CEO of Company who will work together in good faith to resolution. If the Parties are unable to resolve the dispute, a Party may, upon the written notice to the other Party resolve the dispute in accordance with Section 10.3.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

ARTICLE V. COMPENSATION

Section 5.1 Company Compensation

(a) As compensation for Bank’s license of Company Platform, Bank shall pay Company [***].

(b) On the fifth Business Day of each calendar month, Company shall deliver to Bank a report setting forth the calculation of the compensation due to Company from the Bank for the prior calendar month in accordance with Section 5.1(a) and Bank shall pay such amount to Company within two (2) Business Days of Bank’s receipt of such report. Bank agrees to deliver to Company on or before the second Business Day of each calendar month a report of Bank Program Expenses.

(c) The Parties agree that starting with the calendar month immediately following the first calendar month in which the aggregate principal amount of Loans generated under the Program is equal to or greater than [***], the payments made under Section 5.1(b) shall be made twice monthly. In such event, the calculations required by Section 5.1(b) shall be made for (1) the first to fifteenth of each month and (2) the sixteenth to the last day of the month, and the report delivered under Section 5.1(b) shall be delivered on (x) the fifth Business Day of each calendar month and (y) the fifth Business Day after the fifteenth of each month, respectively.

ARTICLE VI. EXPENSES

Section 6.1 Expenses. Company shall pay all costs and expenses it incurs in connection with its fulfillment of the duties in Section 3.1, including the costs of obtaining credit reports and delivering adverse action notices, and the Bank Program Expenses. The Company has previously delivered to the Bank a non-refundable deposit of $[***], which the Bank shall apply to the Bank Program Expenses.

Section 6.2 ACH and Wire Costs. Without limiting the generality of Section 6.1, Company is responsible for reimbursing Bank the costs associated with ACH transfers of $[***] per ACH transfer or wires of $[***] per wire executed in connection with the Program, including, but not limited to, all costs associated therewith including in connection with the loan servicing hereunder or any transfers required under the applicable Loan Sale Agreement.

Section 6.3 Taxes. Each Party shall be responsible for payment of any federal, state, or local taxes or assessments associated with the performance of its obligations under this Agreement and for compliance with all filing, registration and other requirements with regard thereto.

Section 6.4 Other Expenses. Except as otherwise expressly set forth in this Article VI, each Party shall bear the costs and expenses of performing its obligations and duties under this Agreement.

ARTICLE VII. TERM

Section 7.1 Term. This Agreement shall have an initial term of three (3) years commencing on its execution (the “Initial Term”). unless otherwise terminated as provided herein. After the Initial Term, or any Renewal Term, as the case may be, the Agreement shall be automatically extended for two (2) successive terms of two (2) years (each such successive two year term referred to herein as the “Renewal Term” and collectively, the Initial Term and each Renewal Term shall be referred to as the “Term”) unless either party notifies the other of its intent to terminate this Agreement at least one hundred fifty (150) days prior to the end of the Initial Term or any Renewal Term. The termination of this Agreement shall not terminate, effect or impair any rights, obligations or liabilities of either Party that may accrue prior to such termination or that, under the terms of this Agreement, continue after the termination.

ARTICLE VIII. TERMINATION

Section 8.1 Termination.

(a) Termination by Either Party. Either Party to this Agreement may terminate the Agreement as follows:

(i) Event of Default. Upon occurrence of an event of default by Company or Bank, the other Party may terminate this Agreement following the provision of written notice identifying the default and the defaulting Party’s failure to cure the same within thirty (30) days of such notice.

(ii) Bankruptcy. Either Party may terminate this Agreement at any time upon notice to the other Party after the filing by the other Party of any petition in bankruptcy or for reorganization or for debt consolidation under the federal bankruptcy laws or under any comparable law.

(iii) Illegality. Either Party has the right to terminate this Agreement immediately upon written notice to the other Party if the Party determines in its reasonable discretion that the activities of the Parties under this Agreement or the Program are illegal under or prohibited by any of the Rules, provided, however, that if the illegality or prohibition is a state or local rule, either Party may in its discretion immediately discontinue the Program in those states or localities affected by the Rule without terminating this Agreement in its entirety for such reason.

(iv) Regulatory Direction. Either Party has the right to terminate this Agreement upon thirty (30) days written notice to the other, or earlier if otherwise required by any Regulatory Authority, upon written notice to the other Party, if any Regulatory Authority having jurisdiction over the terminating Party requires that such Party terminate this Agreement.

(v) Material Adverse Effect. Either Party has the right to terminate this Agreement upon thirty (30) days written notice to the other Party, or earlier if necessary to avoid the potential for material loss to the terminating Party, if the terminating Party determines in its reasonable discretions that the continuing operation of the Program may, in the case of the Bank, materially adversely affect the safety and soundness of Bank or, in the case of Company, have a material adverse effect on the business or operations of Company.

(b) Termination by Company. At any time after the second anniversary of Program Start Date, in addition to any termination right provided to Company under Section 8.1(a), Company shall have the right to terminate this Agreement for any reason or for no reason without further obligation upon three (3) Business Days’ written notice to Bank upon payment to Bank of the Termination Fee.

Section 8.2 Termination of Loan Sale Agreements. This Agreement shall automatically be terminated immediately upon the termination of all of the Loan Sale Agreements.

Section 8.3. Effect of Upon Termination. Upon the termination of this Agreement, (i) Bank shall terminate the origination of any new Applications (ii) Company shall cease marketing the Program, (iii) each Party shall immediately discontinue the use of the other Party’s Marks and (iv) all amounts due and payable hereunder shall become due and payable, including any amounts due under Section 5.1(a). The Parties shall cooperate in order to ensure a smooth and orderly termination of this Agreement. Notwithstanding any termination hereof, the terms and conditions of this Agreement shall remain in place and effective to govern the duties of the Parties solely for the purposes of administering any Loans held by Bank on the termination date until such time as those Loans are no longer owned by the Bank and paying any compensation or expenses incurred prior to the termination date under Sections 4 and 5.

ARTICLE IX. REPRESENTATIONS AND WARRANTIES

Section 9.1 Company’s Representations and Warranties. Company makes the following warranties and representations to Bank, all of which shall only survive until the end of the term of this Agreement, including all extensions:

(a) This Agreement is valid, binding and enforceable against Company in accordance with its terms, except (a) to the extent that such enforceability may be limited by applicable insolvency, bankruptcy reorganization, receivership, moratorium, conservatorship or other similar laws now or hereafter in effect, including the rights and obligations of receivers and conservators pursuant to 12 U.S.C. §§ 1821 (d) and (e), which may affect the enforcement of creditors’ rights in general, and (b) to the extent that such enforceability may be limited by general principles of equity (whether considered in a suit in law or in equity), and Company has received all required approvals for such purposes.

(b) Company is duly organized, validly existing, and in good standing under the laws of the state of its organization and is authorized, registered and licensed to do business in each state in which its activities makes such authorization, registration or licensing necessary or required.

(c) Company has the full power and authority to execute and deliver this Agreement and perform all of its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by the Company.

(d) The execution of this Agreement and the completion of all actions required or contemplated to be taken by Company hereunder are within the ordinary course of Company’s business and not prohibited by the applicable Rules.

(e) The provisions of this Agreement and the performance of each of its obligations hereunder do not conflict with Company’s organizational or governing documents, or any agreement, contract, lease, order or obligation to which Company is a party or by which Company is bound, including any exclusivity or other provisions of any other agreement to which Company or any related entity is a party, and including any non-compete agreement or similar agreement limiting the right of Company to engage in activities competitive with the business of any other party nor any regulatory or governmental authority that Company is subject to.

(f) Except as licensed or otherwise permitted, Company has not, and will not, use the intellectual property, trade secrets or other confidential business information of any third party in connection with the development of the Program Materials and Advertising Materials.

(g) Neither Company nor any principal thereof has been or is the subject of any of the following:

(i)	An enforcement agreement, memorandum of understanding, cease desist order, administrative penalty or similar agreement that would prevent the consummation of any of the transactions contemplated by Bank pursuant to this Agreement, including the duties to be performed on behalf of Bank as set forth in Section 3.1, or that prohibits any principal’s participation in the affairs of a financial institution;

(ii)	Administrative or enforcement proceeding or investigation commenced by the Securities Exchange Commission, state securities regulatory authority, Federal Trade Commission, any banking regulator or any other state or federal Regulatory Authority, with the exception of routine communications from a Regulatory Authority concerning a consumer complaint and routine examinations of Company conducted by a Regulatory Authority in the ordinary course of Company’s business; or

(iii)	Restraining order, decree, injunction or judgment in any proceeding or lawsuit alleging fraud or deceptive practices on the part of Company or any principal thereof.

For purposes of this subsection the word “principal” of Company shall include (i) any person owning or controlling 10% or more of the voting power of Company, (ii) any officer or director of Company and (iii) any person actively participating in the Control of Company’s business.

(h) There are no investigations or proceedings pending or, to the best knowledge of the Company, threatened against the Company (i) seeking to prevent the completion of any of the transactions contemplated by the Company pursuant to this Agreement (ii) asserting the invalidity or enforceability of this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Company, would adversely and materially affect the performance by the Company of its obligations under this Agreement, (iv) seeking any determination or ruling that would adversely and materially affect the validity or enforceability of this Agreement or (v) would have a materially adverse financial effect on the Company or its operations if resolved adversely to it.

(i) The Company has filed when due federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due (other than taxes, the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with generally accepted accounting principles have been provided on its books).

(j) The Company has a compliance management system in place for consumer complaints filed with the Consumer Financial Protection Bureau that provides the Company with the ability to track and respond to consumer complaints and update the Consumer Financial Protection Bureau company portal within the required time period.

(k) The Company has, and covenants to maintain, a disaster recovery and contingency plan consisting of policies and procedures, as well as ancillary backup capabilities and facilities (collectively, “DRP”), designed to enable the Company to render the services contemplated under this Agreement with minimal disruptions or delays in the event of any natural disaster or other unplanned interruption of services. At the request of Bank, the Company shall provide a current copy or summary of the DRP. Not less than once each calendar year, the Company shall test the operability of the DRP. The Company shall, upon Bank’s request, provide the Bank with a summary of the results of such testing. The Company shall not amend the DRP in a manner that knowingly materially increases the risks of disruptions and delays of its services without the consent of the Bank. Reinstating the services contemplated under this Agreement shall receive as high a priority as reinstating the similar services provided to Company’s affiliates and other customers.

(l) All information heretofore or hereafter furnished by or on behalf of the Company to the Bank in connection with a Loan (other than information provided by an Applicant or Borrower) is true and correct in all material respects. The Company shall promptly correct any incorrect or inaccurate information furnished by it.

(m) Reserved

(n) The Company shall furnish to the Bank any reasonable information, documents, records or reports with respect to the Loans as the Bank may from time to time request, in each case promptly in consideration of the scope of such request.

(o) The Company has in full force and effect insurance in such amounts and with such terms, as follows:

i.	comprehensive general liability with limits not less than one ($1,000,000) million per occurrence and two ($2,000,000) million annual aggregate, with coverages to include contractual liability, personal injury and advertising injury;

ii.	statutorily required worker’s compensation;

iii.	employer’s liability of one ($1,000,000) million per employee/occurrence;

iv.	crime liability of not less than fifteen ($15,000,000) million;

v.	umbrella liability with limits not less than ten ($10,000,000) million per occurrence and aggregate; and

vi.	professional liability/errors & omissions of not less than five ($5,000,000) million.

The Company will not reduce the amount of any insurance set forth above maintained by the Company prior to the termination of this Agreement and each Loan Sale Agreement.

Section 9.2 Bank’s Representations and Warranties. Bank makes the following warranties and representations to Company as of the Effective Date and on each date Bank funds a Loan under the Program, all of which shall only survive until the end of the term of this Agreement, including all extensions:

(a) This Agreement is valid, binding and enforceable against Bank in accordance with its terms, except (a) to the extent that such enforceability may be limited by applicable insolvency, bankruptcy reorganization, receivership, moratorium, conservatorship or other similar laws now or hereafter in effect, including the rights and obligations of receivers and conservators pursuant to 12 U.S.C. §§ 1821 (d) and (e), which may affect the enforcement of creditors’ rights in general, and (b) to the extent that such enforceability may be limited by general principles of equity (whether considered in a suit in law or in equity), and Bank has received all necessary approvals for such purposes or is not required to obtain the approval of any Regulatory Authority or other Person to enter into this Agreement or perform its obligations hereunder.

(b) Bank is a FDIC-insured New Jersey state-chartered bank, validly existing, and in good standing under the laws of New Jersey and applicable federal law and is authorized to do business in each state in which its activities makes such authorizations necessary or required.

(c) Bank has the full power and authority to execute and deliver this Agreement and perform all of its obligations hereunder.

(d) The execution of this Agreement and the completion of all actions required or contemplated to be taken by Bank hereunder are within the ordinary course of Bank’s business and not prohibited by the Rules.

(e) The provisions of this Agreement and the performance of each of its obligations hereunder do not conflict with Bank’s Articles of Incorporation, Bylaws or any agreement, contract, lease or obligation to which Bank is a party or by which Bank is bound, including any exclusivity or other provisions of any other agreement to which Bank or any related entity is a party, and including any non-compete agreement or similar agreement limiting the right of Bank to engage in activities competitive with the business of any other party.

(f) The Bank has the authority to originate the Loans on the Program Terms to the Borrowers who meet the Underwriting Requirements established in the Program Guidelines, as contemplated in this Agreement. The Loans will be originated and funded by Bank and will conform with the Rules applicable to an FDIC-insured, New Jersey state-chartered commercial bank.

(g) Neither Bank nor any principal thereof has been or is the subject of any of the following:

(i) Enforcement agreement, memorandum of understanding, cease and desist order, administrative penalty or similar agreement concerning lending matters, or participation in the affairs of a financial institution;

(ii) Administrative or enforcement proceeding or investigation commenced by the Securities Exchange Commission, state securities regulatory authority, Federal Trade Commission, any banking regulator or any other state or federal Regulatory Authority; or

(iii) Restraining order, decree, injunction or judgment in any proceeding or lawsuit alleging fraud or deceptive practices on the part of Bank or any principal thereof.

For purposes of this subsection the word “principal” of Bank shall include (i) any person owning or controlling 10% or more of the voting power of Bank, (ii) any officer or director of Bank and (iii) any person actively participating in the control of Bank’s business.

ARTICLE X – INDEMNIFICATION AND MISCELLANEOUS

Section 10.1 Indemnification.

(a) Indemnification by Company. Except to the extent of any Losses (as herein defined) which arise from the direct acts or omissions of Bank or an Affiliate of Bank or by negligence, bad faith or willful misconduct on the part of Bank, Company shall be liable to and shall indemnify, defend, and hold harmless Bank and its respective directors, officers, employees, agents and Affiliates and permitted assigns, from and against any and all Losses arising out of (i) any failure of Company to comply with any of the terms and conditions of this Agreement, (ii) the inaccuracy of any representation or warranty made by Company herein, (iii) any infringement or alleged infringement by Company of any trade names, trademarks or service marks of Bank, or the use thereof hereunder, (iv) a failure of Company to comply, in respect of its obligations in connection with the Program hereunder, with any applicable Rules whether immaterial or material, regardless of whether such failure to comply would constitute a breach of a representation, warranty or covenant of Company hereunder, or (v) any claim that a Loan Document, the Program Materials or the Advertising Materials or any other aspect of the Program violate any Rule applicable to an FDIC-insured, New Jersey state-chartered commercial bank.

(b) Indemnification by Bank. Except to the extent of any Losses which arise from the direct acts or omissions of Company or an Affiliate of Company, Bank shall be liable to and shall indemnify, defend, and hold harmless Company and its respective officers, directors, employees, agents and Affiliates and permitted assigns, from and against any Losses arising out of (i) the failure of Bank to comply with any of the terms and conditions of this Agreement, (ii) the inaccuracy of any representation or warranty made by Bank herein, (iii) any infringement or alleged infringement by Bank of any trade names, trademarks or service marks of Company, or the use thereof hereunder, or (iv) a failure of the Bank to comply, in respect of its obligations in connection with the Program hereunder, with any applicable Rules whether immaterial or material, regardless of whether such failure to comply would constitute a breach of a representation, warranty or covenant of the Bank hereunder.

(c) Losses Defined. For the purposes of this Agreement, the term “Losses” shall mean all out-of-pocket costs, damages, losses, fines, penalties, judgments, settlements and expenses whatsoever, including, without limitation, outside attorneys’ fees and disbursements and court costs reasonably incurred by the Indemnified Party, in connection with any judicial, administrative, or other proceeding or claim made by a third party.

(d) Notice of Claims. In the event any claim is made, any suit or action is commenced or any knowledge of a state of facts that, if not corrected, would give rise to a right of indemnification of a Party (“Indemnified Party”) by the other Party (“Indemnifying Party”) is received, the Indemnified Party will give notice to the Indemnifying Party as promptly as practicable, but, in the case of lawsuit, in no event later than the time necessary to enable the Indemnifying Party to file a timely answer to the complaint. The Indemnified Party shall make available to the Indemnifying Party and its counsel and accountants at reasonable times and for reasonable periods, during normal business hours, all books and records of the Indemnified Party relating to any such possible claim for indemnification, and each party hereunder will render to the other such assistance as it may reasonably require of the other (at the expenses of the party requesting assistance) in order to insure prompt and adequate defense of any suit, claim or proceeding based upon a state of facts which may give rise to a right of indemnification hereunder.

(e) Defense and Counsel. Subject to the terms hereof, the Indemnifying Party shall have the right to defend any suit, claim or proceeding. The Indemnifying Party shall notify the Indemnified Party via facsimile transmission or email, with a copy by mail, within ten (10) days of having been notified pursuant to this Section 10.1 that the Indemnifying Party elects to employ counsel and assume the defense of any such claim, suit or action. The Indemnifying Party shall institute and maintain any such defense diligently and reasonably and shall keep the Indemnified Party fully advised of the status thereof. The Indemnified Party shall have the right to employ its own counsel if the Indemnified Party so elects to assume such defense, but the fees and expense of such counsel shall be at the Indemnified Party’s Expenses, unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party; (ii) such Indemnified Party shall have reasonably concluded that the interests of the Parties are conflicting such that it would be inappropriate for the same counsel to represent both Parties or shall have reasonably concluded that the ability of the Parties to prevail in the defense of any claim are improved if separate counsel represents the Indemnified Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), and in either of such events such reasonable fees and expenses shall be borne by the Indemnifying Party; (iii) the Indemnified Party shall have reasonably concluded that it is necessary to institute separate litigation, whether in the same or another court, in order to defend the claims asserted against it; (iv) the Indemnified Party reasonably concludes that the ability of the Parties to prevail in the defense of any claim is materially improved if separate counsel represents the Indemnified Party; and (v) the Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party to take charge of the defense of such action after electing to assume the defense thereof.

(f) Settlement of Claims. The Indemnifying Party shall have the right to compromise and settle any suit, claim or proceeding in the name of the Indemnified Party; provided, however, that the Indemnifying Party shall not compromise or settle a suit, claim or proceeding (i) unless it indemnifies the Indemnified Party for all Losses arising out of or relating thereto and (ii) with respect to any suit, claim or proceeding which seeks any non-monetary relief, without the consent of the Indemnified Party, which consent shall not unreasonably be withheld. Any final judgment or decree entered on or in, any claim, suit or action which the Indemnifying Party did not assume the defense of in accordance herewith, shall be deemed to have been consented to by, and shall be binding upon, the Indemnifying Party as fully as if the Indemnifying Party had assumed the defense thereof and a final judgment or decree had been entered in such suit or action, or with regard to such claim, by a court of competent jurisdiction for the amount of such settlement, compromise, judgment or decree. The Indemnifying Party shall be subrogated to any claims or rights of the Indemnified Party as against any other Persons with respect to any amount paid by the Indemnifying Party under this Section 10.1(f).

(g) Indemnification Payments. Amounts owing under this Section 10.1 shall be paid promptly upon written demand for indemnification containing in reasonable detail the facts giving rise to such Losses, provided, however, that if the Indemnifying Party notifies the Indemnified Party within thirty (30) days of receipt of such demand that it disputes its obligation to indemnify, or the Losses being claimed, and the Parties are not otherwise able to reach agreement, the controversy shall be settled through arbitration as described in Section 10.3.

Section 10.2 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, CONSEQUENTIAL, OR EXEMPLARY DAMAGES OR LOST PROFITS (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

Section 10.3 Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws rules. At the request of either Party, any dispute between the Parties relating to this Agreement shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. The Parties agree that any arbitration proceedings hereunder, unless otherwise agreed to by the Parties, shall be conducted in the city of the home office of the Party not commencing arbitration. Each Party hereto consents to the jurisdiction over it by any court or arbitration panel as described herein.

The arbitrator shall be authorized to award such relief as is allowed by law. Except as provided below, each Party shall be responsible for its own attorneys’ fees incurred during the course of the arbitration, as well as the costs of any witnesses or other evidence such Party produces or causes to be produced. The award of the arbitrator shall include findings of fact and conclusions of law. Such award shall be kept confidential and shall be final, binding and conclusive on the Parties. Judgment on the award may be entered by any court of competent jurisdiction.

Section 10.4 Confidential Information. In performing their obligations pursuant to this Agreement, each Party may have access to and receive disclosure of certain confidential information about the other Party, including, without limitation, the names and addresses of a Party’s customers or members, marketing plans and objectives, research and test results, and other information that is confidential and the property of the party disclosing the information (“Confidential Information”). The Parties agree that the term Confidential Information shall include the terms and conditions of this Agreement, the Loan Sale Agreements, the Program Guidelines and the Program Materials, as the same may be amended and modified from time to time. Confidential Information shall not include (a) information in the public domain or which is independently developed by the other Party or (b) any information required to be disclosed to a Regulatory Authority, pursuant to the Rules or pursuant to a valid subpoena or court order. Bank and Company agree that Confidential Information shall be used by each Party solely in the performance of its obligations hereunder. Each Party shall receive Confidential Information in confidence and shall not disclose Confidential Information to any third party, except as may be necessary to perform its obligations hereunder, to the Regulatory Authorities, as may be otherwise agreed in writing by the Party furnishing the information, or as required by the Rules.

Upon request or upon any expiration or termination of this Agreement, to the extent permitted by applicable law, each Party shall return to the other Party or destroy (as the latter may instruct) all of the latter’s Confidential Information in the former’s possession that is in any written or other recorded form, including data stored in any computer medium; provided, however, that a Party may retain the Confidential Information of the other Party (but subject to the requirements of the preceding paragraph) to the extent that such Party needs access to such information to continue to perform any of its obligations hereunder or to service or administer Loans or otherwise perform obligations owed by such Party to another Person or pursuant to any document retention policies, or pursuant to any of the Rules.

Section 10.5 Privacy Law Compliance; Security Breach Disclosure. Each Party agrees that it shall obtain, use, retain and share information concerning Borrowers and Applicants, including nonpublic personal information as defined under the Gramm-Leach-Bliley Act of 1999 (“Customer Information”), in strict compliance with all applicable state and federal laws and regulations concerning the privacy and confidentiality of such information, including the requirements of the federal Gramm-Leach-Bliley Act of 1999, its implementing regulations and Bank’s privacy policy, in connection with this Agreement. Neither Party shall disclose or use information concerning Borrowers or Applicants other than to carry out the purposes for which such information has been disclosed to it hereunder. Further, each Party shall require any Third Party Service Providers to maintain the confidentiality of said information in a similar fashion by requiring that any Third Party Service Providers enter into written confidentiality with terms and conditions protecting the confidentiality of the Customer Information that are at least as stringent as those set forth in this Agreement. Each Party shall promptly disclose to the other Party any breaches in security affecting its operations, the identity or information regarding any Borrower or Applicant, or any breach relating to such Party’s databases or to information maintained by such Party with respect to Loans, Borrowers or Applicants. Each Party shall report to the other Party when any such material intrusion has occurred, the estimated effect of the intrusion on such Party, any Borrowers and any Applicants, and the specific corrective actions taken or planned to be taken. In addition, each Party agrees that it will not make any material changes to its security procedures and requirements affecting the performance of its obligations hereunder which would materially lessen the security of its operations or materially reduce the confidentiality of any databases and information maintained with respect to the other Party, Borrowers, and Applicants without the prior written consent of such Party.

Section 10.6 Force Majeure. In the event that either Party fails to perform its obligations under this Agreement in whole or in part as a consequence of events beyond its reasonable control (including, without limitation, acts of God, fire, explosion, public utility failure, accident, floods, embargoes, epidemics, war, terrorist acts, nuclear disaster or riot), such failure to perform shall not be considered a breach of this Agreement during the period of such disability. In the event of any force majeure occurrence as set forth in this Section 10.6, the disabled Party shall use its best efforts to meet its obligations as set forth in this Agreement. The disabled Party shall promptly and in writing advise the other Party if it is unable to perform due to a force majeure event, the expected duration of such inability to perform and of any developments (or changes therein) that appear likely to affect the ability of that Party to perform any of its obligations hereunder in whole or in part.

Section 10.7 Regulatory Examinations and Financial Information. Each Party agrees to submit to any examination that may be required by any Regulatory Authority with audit and examination authority over the other Party, to the fullest extent that such Regulatory Authority may require, including examination by the FDIC to the same extent as Bank.

Company also agrees that Bank (either directly or by the use of accountants or other agents or representatives) may audit, inspect and review Company’s files, records and books that pertain to the duties and obligations of Company hereunder or to the creditworthiness of

Company or which Bank may reasonably require in order to respond to any examination by or request from a Regulatory Authority, provided that such audit shall be during regular business hours and provided further with respect to any audit by Bank that is not in response to an examination or request of a Regulatory Authority such audit shall occur no more than once per year, upon 30 days prior written notice. Company agrees to submit to Bank such information as Bank may from time to time reasonably request in order to ascertain Company’s compliance with the requirements of this Agreement and compliance of the Program, Company, and Third Party Service Providers retained by Company with the Rules.

Section 10.8 Relationship of Parties; No Authority to Bind. Except as expressly provided in this Agreement, Bank and Company agree they are independent contractors to each other in performing their respective obligations hereunder. Nothing in this Agreement or in the working relationship established and developed hereunder shall be deemed or is intended to be deemed, nor shall it cause, Bank and Company to be treated as partners, joint ventures or otherwise as joint associates for profit. Company understands and agrees that Company’s name shall not appear on any Loan Document as a maker of a Loan and that Bank shall be responsible for all decisions to make or provide a Loan. Company shall refer to Bank any Borrower inquiries concerning the accuracy, interpretation or legal effect of any Loan Document during the period that Bank owns the related Loan. Bank shall be deemed to have received and reviewed the Loan Documents and supporting materials only after the Loan Documents and materials have been received at Bank’s offices, at which time and place Bank shall decide whether to make the Loan. Company shall not represent to anyone that Company has the authority or power to do any of the foregoing and shall make no representations concerning Bank’s transactions except as Bank shall expressly authorize in writing. Bank shall not have any authority or control over any of the property interests or employees of Company. Without limitation of the foregoing, the Bank and Company intend, and they agree to undertake such action as may be necessary or advisable to ensure, that: (a) the Program complies with federal-law guidelines regarding outsourcing of bank-related activities, installment loans, bank supervision and control and safety and soundness procedures; (b) the Bank is the lender under applicable federal-law standards and is authorized to export its home-state interest rates and matters material to the rate under 12 U.S.C.A. §1831d; and (c) all activities related to the marketing and origination of a Loan are made by or on behalf of the Bank as disclosed principal for any relevant regulatory, agency law and contract-law purposes.

Section 10.9 Severability. In the event that any part of this Agreement is ruled by a court, Regulatory Authority or other public or private tribunal of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to have been omitted from this Agreement. The remainder of this Agreement shall remain in full force and effect, and shall be modified to any extent necessary to give such force and effect to the remaining provisions, but only to such extent. In addition, if the operation of the Program or the compliance by a Party with its obligations set forth herein causes or results in a violation of a Rule, the Parties agree to negotiate in good faith to modify the Program or this Agreement as necessary in order to permit the parties to continue the Program in full compliance with all Rules.

Section 10.10 Successors and Third Parties. This Agreement and the rights and obligations hereunder shall bind and inure to the benefit of the Parties and their permitted successors and assigns. The rights and benefits hereunder are specific to the Parties and shall not be delegated or assigned without the prior written consent of the other Party, which shall not be unreasonably withheld, delayed, or conditioned. Except as set forth above, nothing in this Agreement is intended to create or grant any right, privilege or other benefit to or for any person or entity other than the Parties hereto. Notwithstanding the foregoing, Bank may assign this Agreement and its rights hereunder without Company’s consent to any purchaser or acquirer of Bank or any successor to Bank by reason of any merger, consolidation or sale of assets, and Bank may delegate its responsibilities and assign its rights hereunder in its discretion to an Affiliate (as defined in 12 U.S.C. § 371c) of Bank provided in each case such Party or delegate assumes all of Bank’s duties and obligations hereunder.

Section 10.11 Notices. All notices, requests and approvals required or permitted by this Agreement shall be in writing and addressed/directed to the other Party at the address/telefacsimile number/electronic mail (email) address below or at such other address/telefacsimile number/email address of which the notifying Party hereafter receives notice in conformity with this Section 10.11. All such notices, requests and approvals shall be deemed given either (i) when personally delivered, (ii), if sent by mail which event it shall be sent postage prepaid, upon delivery thereof to the addressee, (iii), if sent by telegraph, telex, telefacsimile (with oral confirmation of receipt), or email, upon sending or (iv) nationally recognized overnight delivery, upon delivery thereof to the addressee. The addresses and telefacsimile numbers and/or email addresses of the Parties are as follows:

To Bank:	Cross River Bank 885 Teaneck Road Teaneck, New Jersey 07666 Attention: Gilles Gade, President Facsimile No.: (201) 808-6565

To Company:	loanDepot.com, LLC 26642 Towne Centre Drive Foothill Ranch, California 92610 Attention: Peter Macdonald Facsimile No.: (949) 470-6237

Section 10.12 Waiver; Amendments. Neither Party shall be deemed to have waived any of its rights, powers or remedies hereunder except in an express writing signed by an authorized agent or representative of the Party to be charged. This Agreement may only be amended by written document executed by both Parties.

Section 10.13 Counterparts. This Agreement may be executed and delivered by the Parties in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Section 10.14 Specific Performance. Certain rights which are subject to this Agreement are unique and are of such a nature as to be inherently difficult or impossible to value monetarily.

In the event of a breach of this Agreement by either Party, an action at law for damages or other remedies at law would be inadequate to protect the unique rights and interests of the Parties. Accordingly, the terms of this Agreement shall be enforceable in a court of equity by a decree of specific performance or injunction. Such remedies shall, however, be cumulative and not be exclusive and shall be in addition to any other remedy which the Parties may have.

Section 10.15 Further Assurances. From time to time, the Parties will execute and deliver to the other such additional documents and will provide such additional information as either may reasonably require to carry out the terms of this Agreement.

Section 10.16 Entire Agreement. This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the Parties, and may be amended or modified only by a writing signed by duly authorized representatives of each Party and dated subsequent to the date hereof. This Agreement shall supersede and merge all prior communications, representations or agreements, either oral or written, between the Parties with respect to the subject matter hereof, except where survival of prior written agreements is expressly provided for herein.

Section 10.17 Restriction on Use of Certain Information. Bank hereby agrees not to use, sell or transfer any list of Borrowers or Applicants derived from the Program, without the prior written consent of Company, except as required by the Bank to comply with the Rules.

Section 10.18 Survival. The terms of Sections 9.1 (Representations and Warranties of Company), 9.2 (Representations and Warranties of Bank), 8.3 (Effect of Termination) and this Section 10 shall survive the termination or expiration of this Agreement.

Section 10.19 Agreement Subject to the Rules. If (a) either Party has been advised by legal counsel of a change in the Rules or any judicial decision of a court having jurisdiction over a Party or any interpretation of a Regulatory Authority that, in the good faith view of such legal counsel, would have a materially adverse effect on the rights or obligations of such Party under this Agreement or the financial condition of such Party, (b) either Party shall receive a request of any Regulatory Authority having jurisdiction over such Party, including any letter or directive of any kind from any such Regulatory Authority, that prohibits or restricts such Party from carrying out its obligations under this Agreement, or (c) either Party has been advised in good faith by legal counsel that such Party’s or the other Party’s continued performance under this Agreement would violate the Rules, then the affected Party shall provide written notice to the other Party of such advisement or request and the Parties shall meet and consider in good faith any modifications, changes or additions to the Program or this Agreement that may be necessary to eliminate such result. Notwithstanding any other provision of this Agreement, including Article VIII hereof, if the Parties are unable to reach agreement regarding such modifications, changes or additions to the Program or this Agreement within thirty (30) days after the Parties initially meet, either Party may terminate this Agreement upon thirty (30) days’ prior written notice to the other Party. A Party shall be able to suspend performance of its obligations under this Agreement, or require the other Party to suspend its performance of its obligations under this Agreement, upon providing the other Party with advance written notice, if any event described in subsection 10.19(a), (b) or (c) above occurs and is continuing.

Section 10.20 Reconstitution Cooperation. Company acknowledges and agrees that with respect to some or all of the Loans, the Bank or a Purchaser may effect one or more sales of the Loans as whole loan transfers (“Whole Loan Transfers”) or in connection with a securitization of all or a portion of the Loans purchased by a Purchaser (a “Securitization Transaction). With respect to each Whole Loan Transfer or Securitization Transaction, Company agrees:

(a) to cooperate in good faith with the Bank or a Purchaser and any prospective purchaser with respect to all commercially reasonable requests in connection with any Whole Loan Transfer or Securitization Transaction;

(b) to execute all agreements reasonably required to be executed by the Bank or a Purchaser in connection with such Whole Loan Transfer or Securitization Transaction provided that any such agreements are consistent with the terms hereof and do not impose any greater duties, liabilities or obligations upon Company than those set forth herein and provided that Company is given an opportunity to review and reasonably negotiate in good faith the content of such agreements not specifically referenced or provided for herein;

(c) to deliver to a Purchaser (for inclusion in any prospectus or other offering material) such information as may be required to be contained therein under Regulation AB (even if such Whole Loan Transfer of Securitization Transaction is not subject to the requirements of Regulation AB) and such other publicly available information regarding the Company, its respective financial condition, and any additional information reasonably requested by a Purchaser and any rating agencies, bond insurers and such other parties as a Purchaser shall designate;

(d) to make the representations and warranties set forth in Section 9.1 as of the date of the Whole Loan Transfer or Securitization Transaction (each such date referred to herein as a “Reconstitution Date”), with such changes to such representations and warranties as reflect occurrences between the date as of which they are given in this Agreement and the applicable Reconstitution Date and to represent and warrant that the Loans were serviced in accordance with the terms of Section 3.1(i) of this Agreement between the Loan Funding Date for the applicable Loan and the applicable Reconstitution Date.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

CROSS RIVER BANK

By:

Gilles Gade, CEO

By:

Kathleen Nelson, COO

LOANDEPOT.COM, LLC

By:
Its

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IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

CROSS RIVER BANK

By:
Its

LOANDEPOT.COM, LLC

By:

	Its	Authorized Signatory

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

SCHEDULE 1

Bank Program Fees

The Bank Program Fees shall be calculated as follows:

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[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

SCHEDULE 2

Eligibility Criteria

Each Loan originated and funded by Bank under the Program shall comply in all material respects with the following eligibility criteria:

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[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

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SCHEDULE 3.1(O)

Audits

Item	Minimum Frequency	Auditor	Description	Due Date

Portfolio Analytics	Monthly	CRB	Portfolio Analytics: BOD report of program summary	15th of each month
Loan File / Credit Policy	Daily	CRB	Sample loan files for adherence to credit criteria and program guidelines	Ongoing

Compliance Review (consumer and regulatory)	Annual	3rd Party Firm	Form document review and compliance with current laws. Company is expected to have an internal process to monitor between audits. Policy updates and transaction testing	1 year from prior
Program and Product Review	Quarterly	CRB	Review Program, Product, marketing and promotional developments	Ongoing

SAS 70 (SSAE16) [if applicable]	Annual	3rd Party Firm	Test of Internal Controls	1 year from prior
BSA/AML Audit	Annual	3rd Party Firm	Test of AML/BSA policies and compliance. Company is expected to have an internal process to monitor between audits. Can be part of compliance	1 year from prior

Financial Audit	Annual	3rd Party Firm	Audited financial statements	April 30th or 90 days following CYE

IT/Data Security	Annual	3rd Party Firm	External and internal network vulnerability assessment	1 year from prior

Site Visit	Annual	CRB	Review of operations at company headquarters. Memo to BOD	Ongoing

Agreed Upon Procedures and Policy	As Needed	CRB	Review needed changes to the programs. Minimum annual presentation of the program policy to the BOD	Ongoing

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT A

Program Terms

Loan Interest Rates: [***]

Loan Fees:

Bank Origination Fees

		Loan Grade	Interest Rate		APR		Origination Fees
			36-mth	60-mth	36-mth	60-mth	36-mth	60-mth
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Late Payment Fee	[***]
ACH Return/Check Refund Fee	[***]

Loan Term: [***]

Loan Repayment Periods: [***]

Loan Security: None

Loan Amounts: [***]

Minimum Qualifying Credit Criteria: [***]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

EXHIBIT B

Bank Underwriting Requirements

Credit Policy

The policies set forth have been established by Cross River Bank (“Bank”) to underwrite personal loans, subject to the Program Terms (on Exhibit A). The terms and conditions included herein are set by the Bank and loanDepot has agreed to assist that these terms are met by implementing certain procedures defined below.

Installment Loan Defined

For the purposes of the Credit Policy, an installment loan is an unsecured fully amortizing loan. An unsecured loan is a loan that the applicant does not have to use his/her property (real estate, cars, other assets) as collateral. The amount of credit the applicant receives is based on the applicant’s integrity and the ability to repay the loan. Loans are setup as a closed-end installment loan which means that the applicant will be obligated to repay the loan in equal monthly payments generally up to 60 months duration.

Purpose

Installment loans can be used to help eligible applicants with the following:

•	Home Improvement

•	Debt Consolidation

•	Major Purchases

•	Vacations

•	Auto

•	Medical/Dental

Loans for investment or student loan purposes are not allowed.

Loan Term

•	[***]

•	[***]

Loan Amount

•	[***]

•	[***]

[***]

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Interest

Interest on the loan shall accrue from the date of loan funding, and shall be calculated on a simple interest basis. Rates and terms are set by the Bank in accordance with the Program Terms.*

*	Subject to applicable state law requirements

AUS (Automated Underwriting System)

Company, on behalf of the Bank, will use an Automated Underwriting Engine that will evaluate each applicant’s credit worthiness, and provide terms and conditions for approval or denial. The criteria used to determine the applicant’s creditworthiness, as set by the Bank are:

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DTI

The debt-to-income ratio is evaluated by the AUS off of the applicant’s stated income and excludes the monthly mortgage/rent. [***]

Social Security Number Validation

Each applicant must provide his/her Social Security Number (SSN) for credit and identity verification purposes. loanDepot will use certain tools, on behalf of the Bank, to verify the SSN provided. If identity fraud is suspected, additional documentation is required to verify identity.

Income/Employment

Income will be underwritten for DTI and employment verification purposes. The applicant is required to submit his/her most recent paystubs within 30 days and a W-2. From these documents, the underwriter will confirm that the applicant’s income is within maximum DTI tolerances and that the applicant’s employment is current.

[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

Income Calculation

The specific method by which income is calculated will depend on the income type and documents provided by the applicant.

•	For W2 wage earners: The most recent paystubs and W-2 will be obtained to verify income calculations. The underwriter must use the paystub solely if the most current information is more relevant to the file. (i.e. Applicant received a raise or started a new job.)

•	Variances between the stated and verified income that still qualify for an offer or are less than 20% do not need any additional approval.

•	For self employed applicants: 1 year tax returns, net monthly (gross minus deductions, adding back non cash deductibles such as depreciation, etc) will be used.

Assets/Reserves

There are no requirements for the applicant in terms of asset/reserves verification.

Liabilities

There are no limitations on applicants for total liabilities, provided that the applicant meets the Bank’s credit and DTI requirements.

Credit History

The review of the credit report will be for FICO score and to review bankruptcy and foreclosure scenarios, if applicable.

FICO

•	Minimum FICO is [***]

Bankruptcy

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[***] – Confidential portions of this document have been redacted and filed separately with the Commission.

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Fraud Checks

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These tests are run automatically on every application. The results of these tests are shown to the underwriter for review and consideration during the underwriting process. Fraud hits/red flags will result in additional documentation requests from the applicant or result in loan declination.

Counter Offers

After application of the underwriting guidelines, Bank will provide counter offers to eligible applicants. The counter offer will be based on the criteria outlined under the AUS section above.

Fees & Charges

Loan fees are based on applicant’s credit and loan term as provided in the Program Terms.

Signature Requirements

The applicant must be able to execute the promissory note and the TIL by electronic signature.

Assumability The loans are not assumable.